KING WORLD PRODUCTIONS, INC.
                               830 Morris Turnpike
                          Short Hills, New Jersey 07078


                                                   September 1, 1988



Mr. Stuart Stringfellow
c/o King World Productions, Inc.
830 Morris Turnpike
Short Hills, New Jersey 07078

Dear Stuart:

          This letter, when accepted by you, shall constitute an agreement between you and us:

          1. (a) We hereby agree to continue to employ you as Vice President Central Region for the period commencing on the date hereof and terminating on August 31, 1989, unless extended by us pursuant to paragraph l(b) hereof (the "Employment Period"). You accept such employment, and agree to diligently and faithfully perform such services as shall from time to time be reasonably assigned to you by, or pursuant to a resolution of, our Board of Directors or our senior management, and diligently and faithfully devote your entire business time, skill and attention to the performance of such services.

             (b) You hereby grant to us an option to extend the Employment Period for one additional twelve month period to commence on September 1, 1989 and to end on August 31, 1990 (such period being hereinafter referred to as an "Option Period"). We may exercise each such option by giving you written notice to such effect at least sixty (60) days prior to the expiration of the Employment Period. In the event that we elect to exercise such option, the terms and provisions of this Agreement shall remain in effect and shall apply during the Employment Period as extended by any such Option Period, except as otherwise expressly provided herein.

          2. (a) We shall pay to you, and you shall accept from us, for your services during the Employment Period, compensation at the annual rates of (i) $165,000 for the period commencing on September 1, 1988 through and including August 31, 1989, and (ii) $175,000 for the period commencing on September 1, 1989 through and including August 31, 1990. Any compensation payable pursuant to this Paragraph 2(a) shall be paid in accordance with our payroll policy at the time then in effect.

             (b) During the Employment Period and the Option Period, if any, you may also be entitled to a bonus if our Board of Directors, in its sole and absolute discretion, shall so determine.

             (c) Subject to the provisions of this paragraph (c), as of the date hereof, we hereby grant to you under the King World Productions, Inc. Non-Qualified Stock Option Plan (the "Plan") an option to purchase 5,000 shares of King World Common Stock, $.01 par value ("Common Stock"), at an exercise price equal to the lowest closing price of the Common Stock on the New York Stock Exchange on any trading day during the period commencing on June 1, 1988 and ending on August 31, 1988. You understand and agree, with respect to such stock option that:

          (i) your right to exercise such option shall vest over a five year period commencing on September 1, 1988 as follows: 20% on August 31, 1989; 20% on August 31, 1990; 20% on August 31, 1991; 0% on August 31, 1992; and, 40% on
August 31, 1993.

          (ii) if you should cease to be a full-time employee of us, then you shall only have the right to exercise the unexercised portion of any option granted to you within one month after the date on which you ceased to be so employed and then only to the extent that such portion was vested (pursuant to the foregoing vesting schedule) on the date you ceased to be so employed, and you shall forfeit all other rights to and under said option.

          The foregoing, as well as such other terms and conditions as our Board of Directors may deem appropriate, shall be set forth in a definitive stock option agreement between you and us. Your rights as an optionee shall be governed by the terms and conditions of such agreement and the Plan.

             (d) You shall be entitled to participate or continue to participate, as the case may be, on the same basis as our other employees, in any pension, profit-sharing life insurance, health insurance or hospitalization plan in effect with respect to such employees.

          3. (a) In the event of your death, this agreement shall automatically terminate, effective upon the date of your death.

             (b) In the event that you are unable to perform the duties required of you pursuant to this agreement for ninety (90) days during the Employment Period (whether or not such ninety (90) days are consecutive) by reason of illness or other physical incapacity, we may, after the expiration of such ninety (90) days, terminate this agreement on thirty (30) days written notice to you.

          4. Except as required in connection with the performance of your services to us, you shall not, during or after the termination of the Employment Period use or disclose to any person, partnership or corporation any confidential business information or trade secrets of ours obtained or learned by you during the Employment Period, including, without limitation, the type and nature of the contracts entered into by us in connection with the acquisition of television programming and the distribution of television programming, or the basis upon which we elect to acquire television programming for distribution.

          5. You hereby agree that you shall not, for a period of two (2) years following the termination of the Employment Period, (a) induce, directly or indirectly, any person, partnership or corporation from whom or from which we acquired television programming during the Employment Period, to terminate its agreement with us with respect to such programming, to refuse to renew any such agreement or to refuse to furnish to us any other television programming or (b) induce, directly or indirectly, any employee of ours to terminate his or her employment with us.

          6. You hereby agree that all ideas, creations, improvements and other works of authorship created, developed, written or conceived by you at any time during the Employment Period are works for hire within the scope of your Employment and shall be our property free of any claim whatever by you or any person claiming any rights or interests through you.

          7. You hereby agree to indemnify and hold us harmless from and against any and all loss, damage, liability, cost and expense, including reasonable attorney's fees, incurred by us as a result of, arising out of or in connection with a violation of any term or condition of this agreement required to be performed or observed by you.

          8. This agreement shall be governed by, and construed in accordance with, the laws of the State of New York and constitutes the entire agreement between the parties hereto on the subject matter hereof. No waiver or modification of the terms shall be valid unless in

                                        4
writing signed by the party to be charged and only to the extent therein set forth. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors, assigns, heirs, administrators and executors.

                                 Yours very truly,



                                 KING WORLD PRODUCTIONS, INC.



                                 By____________________________

ACCEPTED:


By______________________________
       Stuart Stringfellow

                          KING WORLD PRODUCTIONS, INC.
                                  1700 Broadway
                            New York, New York 10019




                                                   June 28, 1990





Mr. Stuart Stringfellow
c/o King World Productions, Inc.
1700 Broadway
New York, New York 10019

Dear Stuart:

          This letter shall constitute confirmation, pursuant to our letter agreement with you, dated as of September 1, 1988 (the "Letter Agreement"), that you and we have agreed to extend the Employment Period (as that term is defined in the Letter Agreement) to include the period commencing on September 1, 1990 and terminating on August 31, 1992.

          In addition, we hereby agree to amend the terms of the Letter Agreement in the following respects:

          1. Modifying the terms of paragraph 1(a) of the Letter Agreement, we hereby agree to employ you as Vice President Sales - East for the balance of the Employment Period, commencing on September 1, 1990.

          2. Modifying the terms of paragraph 2(a) of the Letter Agreement, we shall pay to you, and you shall accept from us, for your services during the Employment Period, compensation at the annual rate of
               (i) $225,000 for the period from September 1, 1990 through August 31, 1991, and (ii) $250,000 for the period from September 1, 1991 through August 31, 1992, in each case payable in accordance with our customary payroll policy.

          3. We hereby agree to reimburse you in the amount of $25,000 for such reasonable expenses as shall be incurred by you in connection with the relocation of your home to the New York area.

          Except as modified hereby, all other terms and provisions of the Letter Agreement shall continue in full force and effect during the Employment Period.

                                     Very truly yours,

                                     KING WORLD PRODUCTIONS, INC.



                                     By:_______________________________

Accepted:


_________________________
Stuart Stringfellow

                          KING WORLD PRODUCTIONS, INC.
                                  1700 Broadway
                            New York, New York 10019




                                                         As of September 1, 1991




Mr. Stuart Stringfellow
King World Productions, Inc.
1700 Broadway
New York, New York  10019

Dear Stuart:

          This letter, when accepted by you, shall constitute an amendment (the "Second Amendment") to the letter agreement, dated September 1, 1988, as amended June 28, 1990 (as so amended, the "Letter Agreement"), between King World Productions, Inc. (the "Company") and you. Unless otherwise modified herein, all of the terms, definitions and provisions of the Letter Agreement shall continue in effect and shall govern this Second Amendment. The Company and you hereby agree as follows:

          1. You hereby grant to the Company an option to extend the Employment Period for two additional twelve-month periods (the "Option Periods"), to commence on September 1, 1992 and to end on August 31, 1993, in the case of the first Option Period, and to commence on September 1, 1993 and to end on August 31, 1994, in the case of the second Option Period. The Company may exercise such option by giving you written notice to such effect not later than July 1, 1992, in the case of the first Option Period, and July 1, 1993, in the case of the second Option Period. In the event that the Company elects to exercise the first or both of such options, the terms and provisions of the Letter Agreement, as amended hereby, shall remain in effect and shall apply during the Employment Period as extended by the exercise of any such option, except as otherwise expressly provided in the Letter Agreement and herein.

          2. The Company shall pay to you, and you shall accept from the Company, for your services during the extended Employment Period,
               (i) subject to the Company's exercising the option for the first

               Option Period, compensation at the annual rate of $262,500 for the period from September 1, 1992 through August 31, 1993, and
               (ii) subject to the Company's exercising the option for the second Option Period, compensation at the annual rate of $275,625 for the period from September 1, 1993 through August 31, 1994, in each case payable in accordance with the Company's customary payroll policy.

          3. Subject to the provisions of this paragraph 3, as of the date hereof, the Company will grant to you a "non-qualified stock option" under the Company's 1989 Stock Option and Restricted Stock Purchase Plan (the "Plan") to purchase 25,000 shares of the Company's Common Stock, $.0l par value, at an exercise price equal to $25.00 per share. You understand and agree, with respect to such option that:

               (i) your right to exercise such option shall vest over a five year period as follows: 20% on August 31, 1992; 20% on August 31, 1993; 20% on August 31, 1994; and 40% on August 31, 1996; and

               (ii) if you should cease to be a full-time employee of the Company and any of its subsidiaries or affiliates, then you shall only have the right to exercise the unexercised portion of such option within one month after the date on which you ceased to be so employed and then only to the extent that such portion was vested (pursuant to the foregoing vesting schedule) on the date you ceased to be so employed, and you shall forfeit all other rights to and under such option, provided, however, that if your full-time employment ceases by reason of your death or "disability" (within the meaning of Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), then such one month period shall instead be a one-year period following the cessation of your employment.

          The foregoing, as well as such other terms and conditions as the Company shall deem appropriate, shall be set forth in a definitive stock option agreement. Your rights as an optionee shall be governed by the terms and conditions of such agreement and the Plan.

          Except as modified herein, all terms and provisions of the Letter Agreement shall continue in full force and effect during the Employment Period.

                                            Very truly yours,

                                            KING WORLD PRODUCTIONS, INC.


                                            By:__________________________
Accepted:



/s/ Stuart Stringfellow
-------------------------
    Stuart Stringfellow

                          KING WORLD PRODUCTIONS, INC.
                                  1700 Broadway
                            New York, New York 10019







                                                 As of June 3, 1993



Mr. Stuart Stringfellow
c/o King World Productions, Inc.
1700 Broadway
New York, New York  10019

Dear Stuart:

          This letter, when accepted by you, shall constitute an amendment (the "Third Amendment") to the letter agreement, dated September 1, 1988, as amended June 28, 1990 and September 1, 1991 (as so amended, the "Letter Agreement"), between King World Productions, Inc. (the "Company") and you. Unless otherwise modified herein, all of the terms, definitions and provisions of the Letter Agreement shall continue in effect and shall govern this Third Amendment. The Company and you hereby agree as follows:

               1. The Company hereby exercises its option to extend the Employment Period for an additional twelve-month period commencing September 1, 1993 and ending on August 31, 1994.

               2. Your salary compensation for the period from September 1, 1993 through August 31, 1994 shall be payable at the annual rate of $250,000.

               3. You hereby grant to the Company an option (the "Option") to extend the Employment Period for an additional twelve-month period to commence on September 1, 1994 and to end on August 31, 1995. The Company may exercise the Option by giving you written notice to such effect not later than July 1, 1994. In the event that the Company elects to exercise the Option, the terms and provisions of the Letter Agreement, as amended hereby, shall remain in effect and shall apply during the Employment Period as extended by the exercise of the Option, except as otherwise expressly provided in the Letter Agreement and herein.

               4. If the Company shall exercise the Option, the Company shall pay to you, and you shall accept from the Company, salary compensation at the annual rate of $262,500 for the period from September 1, 1994 through August 31, 1995.

          Except as modified herein, all terms and provisions of the Letter Agreement shall continue in full force and effect.

                                            Very truly yours,

                                            KING WORLD PRODUCTIONS, INC.



      By:__________________________________

Accepted:


---------------------
Stuart Stringfellow

                                                        As of September 1, 1995

Mr. Stuart Stringfellow
c/o King World Productions, Inc.
1700 Broadway
New York, New York 10019

Dear Stu:

This letter, when accepted by you, shall constitute an amendment (the "Fourth Amendment") to the letter agreement, dated September 1, 1988, as amended June 28, 1990, as of September 1, 1991 and as of June 3, 1993 (as so amended, the "Letter Agreement"), between King World Productions, Inc. (the "Company") and you. Unless otherwise modified herein, all of the terms, definitions and provisions of the Letter Agreement shall continue in effect and shall govern this Fourth Amendment.

          1. The Company and you hereby agree to extend the Employment Period for an additional two-year period commencing September 1, 1995 and ending on August 31, 1997.

          2. Your salary compensation for the period from September 1, 1995 through August 31, 1996 shall be payable at the annual rate of $250,000.

          3. Your salary compensation for the period from September 1, 1996 through August 31, 1997 shall be payable at the annual rate of $275,000.

Except as modified herein, all terms and provisions of the Letter Agreement shall continue in full force and effect.

                                          Very truly yours,

                                          KING WORLD PRODUCTIONS, INC.


                                          By:_____________________________

Accepted:



________________________
Stuart Stringfellow

                          KING WORLD PRODUCTIONS, INC.
                                  1700 Broadway
                            New York, New York 10019







                                           June 16, 1997






Mr. Stuart Stringfellow
c/o King World Productions, Inc.
1700 Broadway
New York, New York  10019

Dear Stu:

          This letter, when accepted by you, shall constitute an amendment (the "Fifth Amendment") to the letter agreement, dated September 1, 1988, as amended June 28, 1990, September 1, 1991, June 3, 1993 and September 1, 1995 (as so amended, the "Letter Agreement"), between King World Productions, Inc. (the "Company") and you. All of the definitions of the Letter Agreement shall govern this Fifth Amendment. The Company and you hereby agree as follows:

               1. The Employment Period shall be extended so as to terminate on August 31, 1999.

               2. Your salary compensation for the period from September 1, 1997 through August 31, 1999 shall be payable at the annual rate of $400,000.

               3. If the proposed talk/variety television series hosted by Roseanne is produced for premiere in the 1998/99 broadcast season with coverage (determined on an NSS basis), upon such premiere, of at least 80% of United States television homes, then the Company shall, by September 30, 1998, pay you a one-time bonus in an amount equal to the product of (a) the number of percentage points of such coverage and (b) $1,000 (i.e., for purposes of clarity, a maximum bonus of $100,000).

          Except as modified herein, all terms and provisions of the Letter Agreement shall continue in full force and effect.

                                                 Very truly yours,

                                                 KING WORLD PRODUCTIONS, INC.



      By:__________________________________

Accepted:


---------------------
Stuart Stringfellow

                          KING WORLD PRODUCTIONS, INC.
                                  1700 Broadway
                            New York, New York 10019



                                                              July 22, 1998


Mr. Stuart Stringfellow
c/o King World Productions, Inc.
1700 Broadway
New York, New York  10019

Dear Stu:

          This letter, when accepted by you, shall constitute an amendment (the "Sixth Amendment") to the letter agreement, dated September 1, 1988, as amended June 28, 1990, September 1, 1991, June 3, 1993, September 1, 1995 and June 16, 1997 (as so amended, the "Letter Agreement"), between King World Productions, Inc. (the "Company") and you. All of the definitions of the Letter Agreement shall govern this Sixth Amendment. The Company and you hereby agree as follows:

          1. The Employment Period shall be extended so as to terminate on August 31, 2001.

          2. Your salary compensation for the period (a) from September 1, 1999 through August 31, 2000 shall be payable at the annual rate of $425,000 and (b) from September 1, 2000 through August 31, 2001 shall be payable at the annual rate of $450,000.

         Except as modified herein, all terms and provisions of the Letter Agreement shall continue in full force and effect.

                                           Very truly yours,

                                           KING WORLD PRODUCTIONS, INC.



                                           By:__________________________________
Accepted:


---------------------
Stuart Stringfellow